WEST SHORE REAL RETURN FUND

Class A   AWSFX

Class I   IWSFX

Class N   NWSFX

Class R    RWSFX

A Series of Two Roads Shared Trust

Supplement dated July 1, 2016 to the Prospectus and Statement of Additional Information (“SAI”)

dated August 28, 2015, (as amended September 21, 2015)

__________________________________________

On June 27, 2016, the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”) approved an Interim Advisory Agreement and a new Investment Advisory Agreement, each between the Trust and Satuit Capital Management, LLC (“SCM”) in order to replace West Shore Group, LLC (“West Shore”) as the West Shore Real Return Fund’s (the “Fund”) investment adviser. West Shore elected not to renew its investment advisory agreement with the Trust, on behalf of the Fund. The investment advisory agreement with West Shore terminated on June 30, 2016, and the Interim Advisory Agreement with SCM became effective on July 1, 2016.

Information regarding SCM and Robert J. Sullivan, SCM’s Chief Investment Officer, is included below. Michael Shamosh, who has served as co-portfolio manager of the Fund since inception, will continue in that role under SCM’s management.

Investment Adviser

Satuit Capital Management, LLC (“SCM”), 238 Public Square, Suite 200, Franklin, TN 37064, manages the investments of the Fund. As of April 30, 2016, SCM had approximately $42 million in assets under management. SCM has served as an investment adviser to other mutual funds since 2000. Robert J. Sullivan is the majority owner of SCM. SCM, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Portfolio Manager

Mr. Robert J. Sullivan, Chief Investment Officer of SCM is the Fund's Co-Portfolio Manager. With over 30 years of investment experience, Mr. Sullivan is the founder, CEO, Chairman, Chief Investment Officer and controlling owner of SCM. Prior to founding SCM, Mr. Sullivan was employed by Cadence Capital Management as a Senior Equity Analyst. Mr. Sullivan also held positions at Fidelity Capital Markets and Bridge Information Systems. He began his investment career in 1981 as an analyst for a venture capital firm. Mr. Sullivan holds a Bachelor's Degree in Economics from the University of Maryland and holds Series 7, 22 and 63 licenses from the Financial Industry Regulatory Authority, Inc. (FINRA).

The Interim Advisory Agreement between the Trust and SCM is effective for up to 150 days from the date the Fund’s current advisory agreement with West Shore terminates. The new Investment Advisory Agreement is required by federal law to be approved by the Fund’s shareholders. Within this 150 day period, the Fund will hold a special meeting of shareholders for this purpose. Each shareholder of the Fund will receive a proxy statement with information on SCM. The Fund will also file with the Securities and Exchange Commission a revised Prospectus and Statement of Additional Information; however, it is not presently contemplated that the Fund’s investment objective, fees and expenses, principal investment strategy or principal investment risks will to change.

_________________________

This Supplement and the existing Prospectus and SAI, dated August 28, 2015, (as amended September 21, 2015), provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-WSFUNDS (973-8637).